                                                           EXHIBIT 10.1





                                  LICENSE AGREEMENT

                                       BETWEEN

                             AVID CORPORATION (LICENSEE)

                                         AND

                                   THE DUPONT MERCK
                          PHARMACEUTICAL COMPANY (LICENSOR)











*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.


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                                  TABLE OF CONTENTS

                                                                          Page
                                                                          ----
I.    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
      1.01       "Affiliate" . . . . . . . . . . . . . . . . . . . . . . .  2
      1.02       "Agency". . . . . . . . . . . . . . . . . . . . . . . . .  2
      1.03       "Calendar Quarter". . . . . . . . . . . . . . . . . . . .  2
      1.04       "Calendar Year" . . . . . . . . . . . . . . . . . . . . .  2
      1.06       "Field" . . . . . . . . . . . . . . . . . . . . . . . . .  2
      1.07       "First Commercial Sale" . . . . . . . . . . . . . . . . .  2
      1.08       "IND" . . . . . . . . . . . . . . . . . . . . . . . . . .  2
      1.09       "Know-How". . . . . . . . . . . . . . . . . . . . . . . .  3
      1.10       "Licensed Compound" . . . . . . . . . . . . . . . . . . .  3
      1.11       "Licensed Product". . . . . . . . . . . . . . . . . . . .  3
      1.12       "NDA" . . . . . . . . . . . . . . . . . . . . . . . . . .  3
      1.13       "Net Sales" . . . . . . . . . . . . . . . . . . . . . . .  3
      1.14       "Patent Rights" . . . . . . . . . . . . . . . . . . . . .  4
      1.15       "Confidential Information". . . . . . . . . . . . . . . .  4
      1.16       "Sublicensee" . . . . . . . . . . . . . . . . . . . . . .  4
      1.17       "Territory" . . . . . . . . . . . . . . . . . . . . . . .  4
      1.18       "Valid Patent Claim". . . . . . . . . . . . . . . . . . .  4

II.   GRANT OF LICENSE . . . . . . . . . . . . . . . . . . . . . . . . . .  5
      2.01       Grant By DuPont Merck . . . . . . . . . . . . . . . . . .  5
      2.02       Reservation . . . . . . . . . . . . . . . . . . . . . . .  5

III.  PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
      3.01       Licensee's Up Front Payment . . . . . . . . . . . . . . .  5
      3.02       Licensee's Milestones . . . . . . . . . . . . . . . . . .  5
      3.03       Licensee's Royalties. . . . . . . . . . . . . . . . . . .  6
      3.04       Licensee's Annual License Preservation Fee to Licensor. .  6
      3.05       In The Event of Sublicense by Licensee. . . . . . . . . .  7
      3.06       Payment and Exchange Rate . . . . . . . . . . . . . . . .  8

IV.   RECORDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
      4.01       Reports . . . . . . . . . . . . . . . . . . . . . . . . .  9
      4.02       Books and Records . . . . . . . . . . . . . . . . . . . .  9
      4.03       Sublicensees. . . . . . . . . . . . . . . . . . . . . . .  9

V.    DEVELOPMENT OF LICENSED PRODUCT. . . . . . . . . . . . . . . . . . . 10
      5.01       Product Development . . . . . . . . . . . . . . . . . . . 10
      5.02       Development Schedule. . . . . . . . . . . . . . . . . . . 10
      5.03       Data Transfer . . . . . . . . . . . . . . . . . . . . . . 10
      5.04       Periodic Updates. . . . . . . . . . . . . . . . . . . . . 11

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VI.   PATENT MAINTENANCE/PATENT INFRINGEMENT . . . . . . . . . . . . . . . 11
      6.01       Patent Maintenance. . . . . . . . . . . . . . . . . . . . 11
      6.02       Reimbursement By Licensee . . . . . . . . . . . . . . . . 11
      6.03       Notice of Infringement. . . . . . . . . . . . . . . . . . 11
      6.04       Licensor's Right to Bring Suit. . . . . . . . . . . . . . 12
      6.05       Licensee's Right to Bring Suit. . . . . . . . . . . . . . 12
      6.06       Litigation Expenses . . . . . . . . . . . . . . . . . . . 12

VII.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      7.01       Notices . . . . . . . . . . . . . . . . . . . . . . . . . 13
      7.02       Payments. . . . . . . . . . . . . . . . . . . . . . . . . 13

VIII. INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
      8.01       Indemnification by Licensee . . . . . . . . . . . . . . . 14
      8.02       Procedure . . . . . . . . . . . . . . . . . . . . . . . . 15
      8.03       Insurance . . . . . . . . . . . . . . . . . . . . . . . . 15
      8.04       Warranty. . . . . . . . . . . . . . . . . . . . . . . . . 15

IX.   TERM; TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . 16
      9.01       Term and Expiration . . . . . . . . . . . . . . . . . . . 16
      9.02       Termination for Breach. . . . . . . . . . . . . . . . . . 16
      9.03       Termination by Licensee . . . . . . . . . . . . . . . . . 16
      9.04       Termination by Licensor . . . . . . . . . . . . . . . . . 17
      9.05       On Termination or Expiration. . . . . . . . . . . . . . . 17
      9.06       Survival of Certain Obligations . . . . . . . . . . . . . 17
      9.07       Paid-up License . . . . . . . . . . . . . . . . . . . . . 18

X.    CONFIDENTIALITY. . . . . . . . . . . . . . . . . . . . . . . . . . . 18
      10.01      Nondisclosure Obligation. . . . . . . . . . . . . . . . . 18
      10.02      Use of Confidential Information . . . . . . . . . . . . . 19
      10.03      Publication . . . . . . . . . . . . . . . . . . . . . . . 19

XI.   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
      11.01      Modifications . . . . . . . . . . . . . . . . . . . . . . 20
      11.02      Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . 20
      11.03      Assignment. . . . . . . . . . . . . . . . . . . . . . . . 20
      11.04      Severability. . . . . . . . . . . . . . . . . . . . . . . 20
      11.05      Headings. . . . . . . . . . . . . . . . . . . . . . . . . 20
      11.06      Applicable Law/Jurisdiction . . . . . . . . . . . . . . . 20
      11.07      Force Majeure . . . . . . . . . . . . . . . . . . . . . . 21
      11.08      Entire Agreement. . . . . . . . . . . . . . . . . . . . . 21
      11.09      Counterparts. . . . . . . . . . . . . . . . . . . . . . . 21
      11.10      Use of Names. . . . . . . . . . . . . . . . . . . . . . . 21
      11.11      Independent Contractors . . . . . . . . . . . . . . . . . 21
      11.12      Representations and Warranties. . . . . . . . . . . . . . 22
      11.13      Publicity . . . . . . . . . . . . . . . . . . . . . . . . 22

                                LICENSE AGREEMENT

    This License Agreement, effective as of the date of last signature, by a party hereto (the "Effective Date"), is entered into by and between Avid Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, and its Affiliates (collectively, "Licensee") and The DuPont Merck Pharmaceutical Company ("Licensor"), a general partnership organized and existing under the laws of the State, of Delaware.

    WHEREAS, Licensor and Licensee entered into that certain Exclusive Option Agreement ("Option Agreement") dated March 7, 1996, whereby Licensor granted Licensee an exclusive, worldwide option to enter into an exclusive, worldwide license Agreement covering the development and commercialization of Licensed Compound.

    WHEREAS, Licensee has now exercised the option granted in the Option Agreement and duly so notified DuPont Merck in a letter dated November 11, 1996; and

    WHEREAS, Licensor desires to grant, and Licensee desires to receive, an exclusive, worldwide license to make, have made, import, use and sell Licensed Product, under the circumstances, set forth below;

    NOW THEREFORE, intending to be legally bound, Licensor and Licensee hereby covenant and agree as follows:

                                I.  DEFINITIONS

    The terms in this Agreement with initial letters capitalized, whether used in the singular or plural, shall have the meaning designated below or, if not designated below, the meaning as designated in places throughout this Agreement.

1.01 "Affiliate" means any corporation or other entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls fifty percent (50%) or more of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

1.02 "Agency" means any governmental regulatory authority responsible for granting health or pricing approvals, registrations, import permits, and other approvals required before Licensed Product may be tested or marketed in any country.

1.03 "Calendar Quarter" means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.04 "Calendar Year" means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.06 "Field" means prophylactic and/or therapeutic treatment of patients suffering from human immunodeficiency virus ("HIV"), acquired immunodeficiency disease ("AIDS") and/or AIDS-related diseases.

1.07 "First Commercial Sale" means, with respect to a Licensed Product, the first sale for use or consumption by the public of such Licensed Product in a country after all required approvals, including marketing and pricing approvals, have been granted by the governing health authority of such country.

1.08 "IND" means Investigational New Drug application, or the like, as defined in the applicable laws and regulations of the governmental drug regulatory agencies in each country in the Territory.

1.09 "Know-How" means all information and materials, including but not limited to, technology, experience, discoveries, improvements, processes, formulae, data (including but not limited to all preclinical, clinical, toxicological, and pharmacological data) and inventions, know-how and trade secrets, patentable or otherwise, which on the Effective Date of this Agreement are in Licensor's possession or control, are not generally known and are necessary or useful for Licensee in the research, development, manufacture, marketing, use or sale of Licensed Product for the Field in the Territory. Know-How shall not include any such data or information which is available to Licensor under a license pursuant to which Licensor does not have the light to grant sublicenses.

1.10 "Licensed Compound" means Licensor's protease inhibitor for treatment of human immunodeficiency virus ("HIV"), which is known as DMP450, and which has the chemical name, [4R-(4a,5a,6b,7b)]-hexahydro-5,6-bis(hydroxy)-1,3-bis[(3-aminophenyl)methyl]-4,7 -bis(phenylmethyl)-
       2H-1,3-diazepin-2-one, bis-methanesulfonic acid salt.

1.11 "Licensed Product" means a formulation for human pharmaceutical use in unit dosage form comprising Licensed Compound the manufacture, import, use or sale of which would infringe a Valid Patent Claim but for the license provided under Article 11 hereinbelow.

1.12 "NDA" means either the accelerated or regular new drug application filed in the U.S. or the corresponding application for authorization for marketing of Licensed Product in any other country, as defined in the applicable laws and regulations and filed with the Agency of a given country in the Territory.

1.13 "Net Sales" means the aggregate gross invoice price of Licensed Product sold by LICENSEE, its Affiliates and Sublicensees to an independent third party after deducting (to the extent not already deducted in the amount invoiced):

       (i)    trade and quantity discounts;
       (ii)   returns and allowances; and
       (iii)  rebates, chargebacks and other amounts paid, credited or accrued.

1.14 "Patent Rights" means the patents and patent applications listed on Exhibit A and any and all patents and patent applications owned by or licensed to Licensor as of the Effective Date, which contain one or more claims directed to Licensed Product for the Field, and any and all divisions, continuations, continuations-in-part, reissues, renewals, extensions or the like of any such patents and patent applications and all foreign equivalents thereof. Patent Rights shall not include any patents or patent rights available to Licensor under a license pursuant to which Licensor does not have the light to grant sublicenses. It is understood that Licensor shall not assert against Licensee any other patent rights it may now possess or it acquires in the future as they relate to the manufacture, importation, use or and sale of Licensed Compound and Licensed Product.

1.15 "Confidential Information" means and includes, without limitation, information and data of one party supplied to the other, know-how, and all other scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing or orally or by other means, which is provided by one party to the other party in connection with this Agreement.

1.16 "Sublicensee" means a business entity which is sublicensed by Licensee under this Agreement.

1.17   "Territory" means the entire world.

1.18 "Valid Patent Claim" means a claim of an issued and unexpired patent included within Patent Rights which, but for the license provided under Article II hereof, would be infringed by Licensee's manufacture, use, sale or import of Licensed Product, and which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, or which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

                              II. GRANT OF LICENSE

2.01 GRANT BY DUPONT MERCK Subject to the reservation of Section 2.02, Licensor hereby grants Licensee an exclusive license, with right to sublicense, for the Field under the Patent Rights and Know-How to make, have made, import, use and sell Licensed Compound and Licensed Product in the Territory.

2.02 RESERVATION DuPont Merck expressly reserves the right to make and use Licensed Compound in its internal research programs.

                                III.  PAYMENTS

3.01 LICENSEE'S UP FRONT PAYMENT - In consideration of the rights granted Licensee in 2.01 hereinabove, Licensee shall pay Licensor an initial license fee equal to one million seven hundred fifty thousand dollars ($1,750,000.00)(the "Initial License Fee"). Said Initial License Fee shall be due on the Effective Date, and shall not be returnable in any event, nor shall it be creditable against earned royalties.

3.02 LICENSEE'S MILESTONES - Licensee shall make the following payments to Licensor on achievement of the following milestones:

                             ***

                             ***

                             ***



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                             ***
                             ***
                             ***
                             ***
                             ***

                             ***
                             ***

                             ***
                             ***

       ***   of all milestone payments shall be             ***
       but no single royalty payment shall be reduced by more than    ***
       Licensee shall notify Licensor in writing within thirty (30) days upon the achievement of each milestone event and such milestone payment
       shall be paid no later than        ***    following achievement of the
       milestone event.

3.03 LICENSEE'S ROYALTIES - As further consideration for the rights and licenses granted herein, Licensee shall pay Licensor a royalty equal
       to        ***   of Licensee's and/or Licensee's Affiliates annual Net
       Sales following First Commercial Sale of License Product, the manufacture, importation, use or sale of which would, but for the licenses granted hereunder, infringe a Valid Patent Claim.

3.04 LICENSEE'S ANNUAL LICENSE PRESERVATION FEE TO LICENSOR - In the event that Licensee's total payments to Licensor in any calendar year commencing with 1998, whether in the form of royalties, milestones, or Additional Payment (as this term defined below), do not at least equal the Annual License Preservation Fees set forth below, Licensee, as a condition of maintaining the exclusivity of the licenses granted hereunder, shall by the end of the calendar year in question pay the difference between the Annual License


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                                      -6-

       Preservation Fee specified below and the total of royalties, milestones and Additional Payments made to Licensor that year (hereafter, the "Unpaid Difference");

       Annual License Preservation Fee              Calendar Year
       -------------------------------              -------------

                ***                                 ***


                ***                                 ***

                ***                                 ***

                ***                                 ***




       The Unpaid Difference in any given calendar year shall be Paid by
       Licensee to Licensor in cash, provided however, that up to     ***
       of the Unpaid Difference in each of             ***
       may, at Licensee's election, be paid to Licensor in the form of Licensee's stock valued at the then prevailing fair market price for such stock and having those rights and preferences as mutually agreed upon by the parties. The fair market price will be determined as the average price of Licensee's stock for the prior thirty (30) days if Licensee stock is on a major exchange. If Licensee's stock is not traded on a major exchange, the fair market price will be the price of Licensee's stock as determined in its most recent private placement. If royalties, milestones or Additional Payments in any given year exceed the Annual License Preservation Fee, the excess shall be carried over and applied against the ensuing year(s)' Annual License Preservation Fee.


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                                      -7-
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3.05   IN THE EVENT OF SUBLICENSE BY LICENSEE - Licensee has the right to sublicense the rights granted it hereunder to unrelated, unaffiliated third parties, after obtaining the prior written consent of DuPont Merck, such consent not to be unreasonably withheld. In the event Licensee enters into such a sublicense agreement, then Licensee shall
       pay Licensor     ***    of the cash equivalent of any license fee and
       technology premium equity payment that Licensee receives from its Sublicensee ("Additional Payment"). As used herein, technology premium equity payment means A(B-C), where A is the number of shares of Licensee's stock purchased by the Sublicensee, B is the share price paid by the Sublicensee, and C is the share price paid by the most
       recent non-pharmaceutical investor to purchase at least        ***
             ***   of the same type of Licensee stock, or, if Licensee is
       publicly traded, then C is the average trading price of Licensee's stock for the ten business days immediately prior to the transaction.
       Moreover, Licensee shall pay Licensor     ***      of all milestones
       that licensee receives from its Sublicensee.  This     ***      share
       shall be applied against, but will not excuse Licensee from, the above milestone obligations (i.e. Licensor shall receive the greater of its
          ***    share of Licensee's milestones or the milestones specified above).  Also, Licensee shall pay Licensor a royalty equal to the
       greater of       ***      of the royalties that Licensee receives from
       its Sublicensee(s) or     ***        of the Sublicensee(s)' Net Sales
       following First Commercial Sale of Licensed Product, the manufacture, importation, use or sale of which would, but for the licenses granted hereunder, infringe a Valid Patent Claim.

3.06 PAYMENT AND EXCHANGE RATE - All payments to be made under this Agreement shall be made in United States dollars and shall be paid by bank wire transfer in immediately available funds as provided in
       Section 7.02 hereinbelow or to such other bank account in the United States designated in writing by DuPont Merck. In the case of sales outside the United States, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars due shall be the month-end exchange rate applicable for the month in which the sales are recorded. Such month-end rate of


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                                      -8-
       exchange shall be the rate prevailing at the close of the last business day of the month as identified by THE WALL STREET JOURNAL. If royalties are paid outside the U.S., Licensee shall use all reasonable efforts to help Licensor obtain the lowest tax rate possible under the applicable international treaty with the U.S.

                                 IV.  RECORDS

4.01 REPORTS - During the term of the Agreement following the First Commercial Sale of a Licensed Product, Licensee shall furnish to Licensor a quarterly written report for the Calendar Quarter stating the gross sales price and the Net Sales (including a listing of deductions) of all Licensed Product(s) sold by Licensee, its Affiliates and its Sublicensees in the Territory during the reporting period and the royalties payable under this Agreement. Reports shall
       be due on the      ***     following the close of each Calendar
       Quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due.

4.02 BOOKS AND RECORDS - Licensee agrees to keep full and accurate books of account, records, data and memoranda regarding the sales of the Product in sufficient detail to enable the payments due to Licensor hereunder to be determined. Licensee grants Licensor the right, at its own expense, to examine said books and records insofar as they concern the Product once in any calendar year for the purpose of verifying the reports provided for in this Agreement. Licensee shall
       retain such records for  ***   ***.  If Licensor examines the records,
       documents and materials in the possession or under the control of Licensee, such examination shall be conducted during normal business hours in such manner as to not unduly interfere with Licensee's business. Licensor and its representatives shall not disclose to any other person, firm, or corporation any information acquired as a result of any such examination, provided, however. that nothing contained herein shall be construed to prevent Licensor and/or its duly authorized representatives from testifying in any court or tribunal of competent


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                                      -9-
       jurisdiction with respect to the information obtained as a result of such examination in any action instituted to enforce Licensor's rights under the terms of this Agreement. If any audit by Licensor discloses
       a discrepancy of more than    ***    in the amount paid to Licensor
       and the amount actually owed to Licensor, Licensee shall reimburse Licensor for the reasonable actual costs of such audit and shall promptly pay the discrepancy to Licensor, plus interest thereon at
            ***       from the date such amount was originally due.

4.03 SUBLICENSEES. - Licensee shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to Licensee, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Licensor's independent accountant to the same extent required of Licensee under this Agreement.

                     V.  DEVELOPMENT OF LICENSED PRODUCT

5.01 PRODUCT DEVELOPMENT - Licensee shall be responsible, at its own cost and expense, for the development and commercialization of Licensed
       Product. Licensee shall use its    ***  to develop the Licensed
       Product.  As used herein the term          ***
                             ***
                             ***
       ***  Licensee shall diligently perform or cause to be performed all research and development necessary to obtain and maintain in full
       force     and effect Agency approval in                ***
                             ***
                             ***

       *** Licensee shall at the earliest possible time, consistent with sound scientific and business principles, Cite applications for Agency
       approval to sell Licensed Products in                  ***
                             ***
                             ***

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                                      -10-

5.02 DEVELOPMENT SCHEDULE - Attached hereto as Exhibit B is an initial Development Schedule outlining the Licensed Product development plan for the United States market. The Development Schedule may be modified periodically as mutually agreed to, in writing, by the parties. Licensee's substantial compliance with the Development Schedule, as it may be amended from time to time, shall be deemed to
       satisfy the ***           ***          referred to in Section 5.01,
       above.

5.03 DATA TRANSFER - To the extent not provided during the term of the Option Agreement, Licensor shall provide Licensee with existing pre-clinical and clinical data. Such data will include the
              ***               Licensor shall also provide reasonable
       technical assistance to facilitate an orderly transfer of the project, provided that such assistance shall not be at a level that is unduly burdensome to Licensor. At the request of Licensee, Licensor may, in its sole discretion, provide additional assistance at Licensee's expense. Promptly after the Effective Date, Licensor shall notify the FDA that Licensee has acquired exclusive rights to Licensed Product, and so should have access to relevant data relating to Licensed Product on file at the FDA.

5.04   PERIODIC UPDATES - Licensee will update Licensor in writing not less
       frequently than   ***       on the development status of the Licensed
       compound.



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

                 VI.  PATENT MAINTENANCE/PATENT INFRINGEMENT

6.01 PATENT MAINTENANCE, Licensor shall be responsible for prosecuting and maintaining the Patent Rights. In meeting such responsibility, Licensor will rely on its staff attorneys to the same extent it usually does in prosecuting similar patents and patent applications owned by Licensor.

6.02 REIMBURSEMENT BY LICENSEE, Licensee shall reimburse Licensor for all costs incurred by Licensor in filing, prosecuting and maintaining the Patent Rights during the term of this Agreement, except for those costs relating to efforts of Licensor's staff attorneys. In the event that Licensee determines that it does not make commercial sense to pursue filing, prosecuting and maintaining the Patent Rights in a particular country and no longer desires to reimburse Licensor for associated costs in such country, then Licensee shall so notify Licensor, and Licensor may, in Licensor's discretion, maintain or abandon the Patent Rights in that particular country.

6.03   NOTICE OF INFRINGEMENT,   Each party shall immediately give notice to
       the other of any potential infringement or infringement by a third party of any Patent Rights of which they become aware or of any certification of which they become aware filed under the United States "Drug Price Competition and Patent Term Restoration Act of 1984" claiming that Patent Rights covering the Licensed Product are invalid or unenforceable or that infringement will not arise from the manufacture, use or sale of Licensed Product by a third party.

6.04 LICENSOR'S RIGHT TO BRING SUIT, Licensor will have the right to settle with the infringer or to bring suit or other proceeding at its expense against the infringer in its own name or in the name of Licensee where necessary, after consultation with Licensee. Licensee shall be kept advised at all times of such suit or proceedings brought by Licensor. Licensee may, in its discretion, join Licensor as party to the suit or other proceeding, provided that Licensor shall retain control of the prosecution of such suit or proceedings in such event. Licensee agrees to cooperate with Licensor in its efforts to protect Patent Rights, including joining as a party where necessary. Licensor agrees to prosecute diligently any litigation it initiates under this Section 6.04.

6.05 LICENSEE'S RIGHT TO BRING SUIT, If within ninety (90) days after receiving notice under Section 6.03 hereinabove, Licensor does not settle with the infringer or bring suit or other proceeding against the infringer, Licensee may in its discretion, bring suit or other proceeding at its expense against the infringer, provided however, that Licensee shall first consult with Licensor as to whether such act(s) by a third party reasonably constitute infringement and whether it is commercially advisable to bring such suit or proceeding, as reasonably determined by Licensor. Licensor shall be kept advised at all times of such suit or proceedings brought by Licensee. Licensor may, in its discretion, join Licensor as party to the suit or other proceeding, provided that Licensee shall retain control of the prosecution of such suit or proceedings in such event. Licensor agrees to cooperate with Licensee in its efforts to protect Patent Rights, including joining as a party where necessary. Licensee agrees to prosecute diligently any litigation it initiates under this Section 6.05.

6.06 LITIGATION EXPENSES, Each party will bear its own expenses with respect to any suit or other proceeding against an infringer. Any recovery in connection with such suit or proceeding will first be applied to reimburse Licensee and Licensor for their out-of-pocket expenses, including attorney's fees. Any remaining recovery shall be divided by the parties as follows: (i) if the damages awarded the
       party controlling the suit include an amount based on          ***
       then Licensor shall retain     ***     ***  and Licensee shall retain
                    ***             of said amount after first subtracting
       from the award those amounts not based on         ***
       (ii) if the damages awarded the party controlling the suit include an
       amount based on  ***           ***     then, Licensee shall retain
               ***      and Licensor       ***      of the award after first


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                                      -13-
       subtracting from the award those amounts not based on       ***
            ***    (iii) if the damages awarded the party controlling the suit
       includes an amount based           ***                  ***
       then the parties will each retain           ***        of such amount
       and (iv) if the damages awarded the party controlling the suit includes an amount not contemplated by (i)-(iii) above, then the
       parties will each retain      ***      of such amount.

                           VII.  NOTICES; PAYMENTS

7.01 NOTICES, Any notice required or permitted to be given hereunder shall, except where specifically provided otherwise, be given in writing to the person listed below by personal delivery, registered or certified mail, return receipt requested, NEXT DAY AIR, telegram, telex, or telecopier, and the date upon which such notice is so personally delivered (or if notice is given by registered or certified mail, the date that is three (3) business days from sending, or if by NEXT DAY AIR, telegram, or telex or telecopier, the date of receipt at the designated address) shall be deemed to be the date of such notice, irrespective of the date appearing thereon:

       The DuPont Merck Pharmaceutical Company           Avid Corporation
       DuPont Merck Plaza, Walnut Run                    1667 Davis Street
       974 Centre Road                                   Camden, NJ 08029
       Wilmington, DE 19805                              Attn: Executive VP
       Attn:  Vice President, Business Development


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                                      -14-

7.02   PAYMENTS,  Payments made to Licensor under Article II shall be wire to

             Licensor's account as follows:

             Mellon Bank, N.A.
             Independence Center
             701 Market Street
             Philadelphia, PA 19016
                  ***
                  ***

                VIII.  INDEMNIFICATION; INSURANCE; WARRANTIES

8.01 INDEMNIFICATION BY LICENSEE - Licensee shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold Licensor, its officers, employees, parent companies and Affiliates, from and against any and all claim, loss, damage, liability, injury, cost or expense, including without limitation expenses of litigation and reasonable attorneys' fees, in connection with any claims made or suits brought by third parties against Licensor relating to this Agreement including, without limitation, those arising out of the death of or injury to any person or persons or out of any damage to property and resulting from the production, manufacture, sale, use, lease, consumption or advertisement of Licensed Product and those arising from the negligence, willful misconduct, or material breach of this Agreement by Licensee, its Affiliates, subcontractors or agents.

8.02 PROCEDURE. - Should Licensor or any of its officers, agents, parent companies, affiliates, or employees (the "Indemnitee") intend to claim indemnification under this Article VIII, such Indemnitee shall promptly notify the Licensee (the "Indemnitor") in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall be entitled to assume the defense thereof with counsel selected by the Indemnitor and approved by the


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                                      -15-

       Indemnitee, such approval not to be unreasonably withheld, PROVIDED, HOWEVER, that if representation of Indemnitee by such counsel first selected by the Indemnitor would be inappropriate due to a conflict of interest between such Indemnitee and any other party represented by such counsel, then Indemnitor shall select other counsel for the defense of Indemnitee, with the fees and expenses to be paid by the Indemnitor, such other counsel to be approved by Indemnitee and such approval not to be unreasonably withheld. The indemnity agreement in this Article VIII shall not apply to amounts paid in settlement of any loss, claim damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this
       Article VIII, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article VIII. The Indemnities under this Article VIII, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

8.03 INSURANCE. - Licensee shall use best efforts to obtain liability insurance promptly after the Effective Date and in no event later than thirty (30) days after the Effective Date. Such liability insurance shall protect Licensee and Licensor in regard to events covered by
       Section 8.01, and the nature and extent of the insurance coverage shall be commensurate with usual and customary industry practices. Thereafter, for the term of this Agreement, upon the commencement of production, sale, or transfer, whichever occurs first, of any Licensed Product, Licensee shall obtain and carry in full force and effect liability insurance which shall protect Licensee and Licensor in regard to events covered by Section 8.01, the nature and extent of which insurance coverage shall be commensurate with usual and customary industry practices. Licensee shall name Licensor as an additional insured and provide Licensor a certificate of insurance evidencing coverage.

8.04 WARRANTY. - Except as otherwise expressly set forth in this Agreement, LICENSOR MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS' CLAIMS, ISSUED OR PENDING.

                            IX.  TERM; TERMINATION

9.01 TERM AND EXPIRATION. - This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Section 9.02,
       9.03 or 9.04 below, the terms of this Agreement shall continue in
       effect on a                    ***
                                  ***

9.02 TERMINATION FOR BREACH - In the event of a material breach by either Licensor or Licensee of any of the obligations contained in this Agreement, the other party shall be entitled to terminate this Agreement by notice in writing under Section 7.01 provided that such notice shall specify the complained of breach or breaches. If the said breach or breaches are capable of remedy, the party committing
       such breach or breaches shall be entitled to a period of     ***
       from the delivery of such notice in which to remedy or to undertake to remedy the same. In the case the defaulting party shall fail to remedy the breach or to undertake to remedy the breach to the satisfaction of the injured party, the injured party shall have the
       right                ***                           ***
       Failure of a party to exercise its rights under this Section 9.02 shall not be construed as a waiver as to future breaches whether or not they are similar.


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                                      -17-

9.03 TERMINATION BY LICENSEE - Licensee may terminate this Agreement, with respect to:

              ***

              ***

       Licensee will disclose to Licensor its reasons for any such termination.

9.04   TERMINATION BY LICENSOR - Licensor shall have the further right to
       terminate this Agreement      ***      on written notice to License if:

                   ***
                   ***
                   ***
                   ***

9.05   ON TERMINATION - Licensee shall, upon termination of this Agreement:

       (a) Immediately cease manufacture, use, importation and sale of License Product;

       (b) return to Licensor all copies of documents containing Confidential Data and any materials received from Licensor under confidentiality concerning compound, except that Licensee may retain one (1) copy in its legal files to meet its obligations hereunder that continue after termination under this Agreement;

       (c) make no further use of any kind of any and all technology or Confidential Data disclosed hereunder by Licensor with respect to Licensed Product, except to the

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                                      -18-
            extent such information has become public knowledge other than through fault of Licensee;

       (d) transfer to Licensor all approved and pending NDAs for all countries within the Territory.

9.06 SURVIVAL OF CERTAIN OBLIGATIONS - The obligations set forth in Sections 8.01 and 8.02, and Article X, and any obligations otherwise accrued hereunder as of the date of termination shall survive termination of this Agreement.

9.07 PAID-UP LICENSE - For each country, upon expiration of Licensee's obligation to pay royalties pursuant to Section 3.03, License shall have a fully paid-up, nonexclusive license under any Know-How, to make, have made, use and sell Licensed Product in that country.

                             X.  CONFIDENTIALITY

10.01 NONDISCLOSURE OBLIGATION. - The parties hereto entered into a Confidential Disclosure Agreement ("CDA") on December 18, 1995. The parties hereby agree that this Article X shall supersede and take the place of the CDA, and that all Confidential Information disclosed by one party to another, whether in the past or in the future, shall be governed by the terms and conditions of this Article X. Confidential Information includes but is not limited to compounds, intermediates, data, designs, methods and processes, know-how, marketing strategies, product plans, plans for research, developmental or experimental work, development tools, financial information, test and safety data, and supplier lists and information relating to Licensed Product. The parties hereto agree that all Confidential Information shall be maintained in confidence by the recipient and shall not be disclosed by the recipient to any other natural person, or any corporation, firm, partnership or other business entity, or any government or any agency or political subdivision thereof, without the prior written consent of the other party, except to the extent that such Confidential Information:

       (a) is known by recipient at the time of its receipt, and not through a prior disclosure by the disclosing party, as documented by business records;

       (b)  is properly in the public domain;

       (c) is subsequently disclosed to the receiving party by a third party who may lawfully do so and is not under an obligation of confidentiality to the disclosing party;

       (d) is developed by the receiving party independently of Proprietary Information or other information received from the other party;

       (e) is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain approval to conduct clinical trials or to market Licensed Product, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations;

       (f) is necessary or useful to be disclosed to prospective investors, Sublicensees, agents, consultants, Affiliates and/or other third parties for the research and development, manufacturing, marketing and or sale of Licensed Product (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such third parties agree to be bound by the confidentiality obligations contained in this Agreement, provided that the term of confidentiality for such third parties shall be no less than ten
            (10) years; or

       (g) is required to be disclosed by law or court order, provided that notice is promptly delivered to the other party in order to provide an opportunity to challenge or limit the disclosure, obligations.

10.02 USE OF CONFIDENTIAL INFORMATION. Both parties agree that the Confidential Information shall only be used in connection with the parties' respective rights and obligations under this Agreement.

10.03 PUBLICATION. During the term of this Agreement, Licensee and Licensor each acknowledge the other party's interest in publishing its results to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information, Consequently, each party agrees not to disclose Confidential Information of the other party in publications without the express written consent of the other party. In addition, the contributions of the parties to the research shall be expressly noted in such publications or other public disclosures by acknowledgment or co-authorship, whichever is appropriate.

                              XI.  MISCELLANEOUS

11.01 MODIFICATIONS - The terms and conditions of this Agreement may not be amended or modified, except in a writing signed by both parties.

11.02 WAIVER - No failure or delay of either party to exercise any rights or remedies under this Agreement shall operate as a waiver thereof nor shall any single, or partial exercise or any rights or remedies preclude any further or other exercise of the same or any other rights or remedies with respect to any circumstances to be construed as a waiver thereof with respect to any other circumstances.

11.03 ASSIGNMENT - Licensee may not assign any of its rights or delegate any of its duties pursuant to this Agreement without the prior written consent of Licensor and any attempted assignment without such consent shall be void.

11.04 SEVERABILITY - In the event that any provision of this Agreement is held invalid or unenforceable in any circumstance by a court of competent jurisdiction, the remainder of this Agreement, and application of such provision in any other circumstances, shall not be affected thereby.

11.05 HEADINGS - The headings of articles and sections of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement in any way.

11.06  APPLICABLE LAW/JURISDICTION - This Agreement shall be governed by and
       construed in accordance with the laws of the        ***        without
       regard to its conflicts of laws principles. Any litigation regarding this Agreement or performance of obligations in connection therewith
       shall be in the courts of the                 ***
                     ***

11.07 FORCE MAJEURE - Neither party shall be responsible for any loss or damage resulting from any delay in performing or failure to perform any provisions of this Agreement, so long as any such failure or delay arises from fires, floods, storms, earthquakes, civil commotion's, strikes or other differences with workers or unions, or from any delay or failure in delivery when the supplies of either party or the facilities of production, manufacture, transportation or distribution which otherwise would be available to either party are impaired by mechanical breakdown or by causes beyond its control or by the order, requisition, request, or recommendation of any governmental agency or acting governmental authority, or either party's compliance therewith, or by governmental regulation.

11.08 ENTIRE AGREEMENT - This Agreement constitutes the entire agreement between Licensor and Licensee with respect to the subject matter hereof, and supersedes all proposals,


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                                      -22-
       oral or written, purchase orders, confidentiality agreements, and all other communications between the parties with respect to such subject matter, subject to any moneys due under the purchase orders between the parties as of the date hereof.

11.09 COUNTERPARTS - This Agreement may be executed in counterparts, and when each party has signed and delivered at least one counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Agreement, which shall be binding upon and effective as to both parties.

11.10 USE OF NAMES - This Agreement does not confer any right to use the name, tradename, trademark or other designation of either party.

11.11 INDEPENDENT CONTRACTORS - At all times during the term of this Agreement, each party shall act as an independent contractor and neither the making of this Agreement nor the performance of any of the provisions hereof shall be construed to make one party an agent, employee or legal representative of another party for any purpose, nor shall this Agreement be deemed to establish a joint venture or partnership.

11.12 REPRESENTATIONS AND WARRANTIES - Each party represents and warrants to the other that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it by such Agreement.

11.13 PUBLICITY - Each party will provide the other with a copy of any draft press release covering the subject matter of this Agreement at least one business day before issuance and in the case of a press release covering the initial announcement of this Agreement, at least three
       (3) business days before issuance - unless in the opinion of counsel such delay in the issuance of the press release would result in a violation of the securities law or other applicable law. Each party will give due regard to comments, if any, made by the other party in response to a draft release. Neither party may use the name of the other party or the other party's divisions affiliates, subsidiaries, or products to imply an endorsement, without the written consent of such other party.

IN WITNESS WHEREOF, the parties intending to be bound have duly executed this Agreement in duplicate by their appropriate authorized representative.

THE DUPONT MERCK                       AVID CORPORATION
PHARMACEUTICAL COMPANY


/s/ illegible                          /s/ illegible
-----------------------------          -----------------------------
By                                     By

President and CEO                      Executive Vice Pres
-----------------------------          -----------------------------
Title                                  Title

December 18, 1996                      December 18, 1996
-----------------------------          -----------------------------
Date                                   Date

                                      SCHEDULE A

DOCKET NO.:   DM-6566-E
TITLE: Substituted Cyclic Carbonyls and Derivatives Thereof Useful as Retroviral Protease Inhibitors

-------------------------------------------------------------------------------
COUNTRY  APPLN NO.   APPLN DATE   STATUS   PATENT NO.  ISSUE DATE   EXPIRY DATE
-------------------------------------------------------------------------------
US       08/197,630   2/16/94    Allowed
-------------------------------------------------------------------------------

                                     1 of 6

                                   SCHEDULE A

DOCKET NO.:   DM-6566-B
TITLE: Substituted Cyclic Carbonyls and Derivatives Thereof Useful as Retroviral Protease Inhibitors

FOREIGN FAMILY FOR DM-6566-E

-------------------------------------------------------------------------------
COUNTRY  APPLN NO.   APPLN DATE   STATUS   PATENT NO.  ISSUE DATE   EXPIRY DATE
-------------------------------------------------------------------------------
ASTL     94/061808    10/13/92   Pending
-------------------------------------------------------------------------------
ATRA     unknown      10/13/92   Pending
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BELG     unknown      10/13/92   Pending
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BRAZ     PI9206623-2  10/13/92   Pending
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CANA     2120925      10/13/92   Pending
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CZEC     PV00814-94   10/13/92   Pending
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DENM     unknown      10/13/92   Pending
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EPC      92922262.8   10/13/92   Pending
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FINL     94/001649    10/13/92   Pending
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FRAN     unknown      10/13/92   Pending
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GBRI     unknown      10/13/92   Pending
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GERM     unknown      10/13/92   Pending
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GREC     unknown      10/13/92   Pending
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HUNG     P94/01020    10/13/92   Pending
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IREL     unknown      10/13/92   Pending
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ITAL     unknown      10/13/92   Pending
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JAPA     93/507244    04/11/94   Pending
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KORS     94/701169    10/13/92   Pending
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LUXE     unknown      10/13/92   Pending
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NETH     unknown      10/13/92   Pending
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NORW     94/001278    10/13/92   Pending
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PCT      US92/08749   10/13/92   (Pending)
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RUSS     94/031126    10/13/92   Pending
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SLVK     PV00407-94   10/13/92   Pending
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SPAI     unknown      10/13/92   Pending
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SWED     unknown      10/13/92   Pending
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SWIT     unknown      10/13/92   Pending
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                                     2 of 6

                                   SCHEDULE A

DOCKET NO.:   DM-6681
TITLE: Method of Treating Human Immunodeficiency Virus Infection Using a Cyclic Protease Inhibitor in Combination with a Reverse Transcriptase Inhibitor

-------------------------------------------------------------------------------
COUNTRY  APPLN NO.   APPLN DATE   STATUS   PATENT NO.  ISSUE DATE   EXPIRY DATE
-------------------------------------------------------------------------------
US       08/110,603    8/26/93   Allowed
-------------------------------------------------------------------------------


                                     3 of 6

                                   SCHEDULE A

DOCKET NO.:   DM-6663
TITLE:   Improved Pharmaceutical Formulations of Cyclic Urea Type Compounds

-------------------------------------------------------------------------------
COUNTRY  APPLN NO.   APPLN DATE   STATUS   PATENT NO.  ISSUE DATE   EXPIRY DATE
-------------------------------------------------------------------------------
US       08/208,243    3/9/94    Granted   5,559,110     9/24/96     3/9/2014
-------------------------------------------------------------------------------


                                     4 of 6

                                   SCHEDULE A


DOCKET NO.:   DM-6751
TITLE:   Method for Preparing N,N'-Disubstituted Cyclic Ureas

-------------------------------------------------------------------------------
COUNTRY  APPLN NO.   APPLN DATE   STATUS   PATENT NO.  ISSUE DATE   EXPIRY DATE
-------------------------------------------------------------------------------
US       08/469409     6/6/95    Granted   5,532,356     7/2/96      6/6/2015
-------------------------------------------------------------------------------


                                     5 of 6

                                   SCHEDULE A

DOCKET NO.:   ***
TITLE:           ***

FOREIGN FAMILY FOR    ***

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                                     6 of 6

                                   SCHEDULE B


                        DMP 450 DEVELOPMENT TIME LINE (1)



                                      ***
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